SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 April 23, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           Internet Cable Corporation
                ------------------------------------------------
                Exact name of registrant as specified in Charter


      NEVADA                    000-26011                    87-0540291
      ------                    ---------                    ----------
     (State of                (Commission                  (IRS Employer
    incorporation)            File Number)                    ID Number)



                               1463 DUNWOODY DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
                        --------------------------------
                    (Address of principal executive Offices)

                                 (610) 647-0400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1 - CHANGES IN CONTROL OF REGISTRANT

      Not Applicable


ITEM 2 - ACQUISITIONS OR DISPOSITION OF ASSETS

      Not Applicable


ITEM 3 - BANKRUPTCY OR RECEIVERSHIP

      Not Applicable


ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not Applicable

ITEM 5 - OTHER EVENTS

Closure of wireless division - CAD Consultants, Inc.

     Pursuant to actions as authorized by the Board of Directors on March 2nd, 2001, Internet Cable Corporation (the "Company") took steps to seek the best solution in the sale, disposal or closure of its wireless division, CAD Consultants, Inc. ("CAD") in Parsippany, NJ. Due to the Company's severe cash constraints, and CAD's continuing operating losses, an extended marketing period was not possible. The Company did enter in to negotiations with one possible buyer but could not arrive at terms that were acceptable to both parties. Therefore, on April 11th, 2001, the Company closed down the operations of CAD and terminated all related employees.

     These actions were taken in light of the Company's continuing inability to raise sufficient capital to fund all of its initiatives. The closure of CAD will allow the Company to eliminate the continuing operating losses of CAD, raise capital from the liquidation of CAD's assets, and refocus the Company on its core competencies in the area of broadband infrastructure engineering services and solutions.

Status of Form 12b-25 filed March 29, 2001

     To date, the Company has not been able to resolve the issues surrounding events that caused it to file Form 12b-25, incorporated by reference herein. As such, the Company's certifying accountants cannot issue their opinion on the financial statements for the fiscal year ending December 31, 2001. Due to this, and the continuing cash constraints, the Company may not be able to file its Form 10KSB for the fiscal year ending December 31, 2001 for an extended period of time.

Liquidity

     From January 31st, 2001 to current, the Company has been unable to meet the loan covenants as required by our line of credit agreement with a local bank. Additionally, the Company's required borrowing base, in the form of qualified accounts receivable, has been insufficient to support the amount currently borrowed. As such, the bank has notified the Company of its default. However, while retaining all of its rights and options under the loan agreement, the bank has executed a forbearance agreement pursuant to which the bank agrees to forbear for the time being from taking action in connection with certain events of default that currently exist under the loan and security agreement executed by the Company and the bank on August 15, 2000.



ITEM 6 - RESIGNATION OF REGISTRANT'S DIRECTORS

      Not Applicable


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

      Not Applicable


ITEM 8 - CHANGE IN FISCAL YEAR

      Not Applicable


ITEM 9 - SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

      Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              By: /s/ William F. Walsh
                                  ------------------------
                                   Name:  William F. Walsh
                                   Title: Chief Financial Officer


Dated: April 23, 2001